UNITED STATES SECURITIES AND EXCHANGE COMMISSION
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US AIRWAYS GROUP, INC.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 9, 2011 Meeting Information US AIRWAYS GROUP, INC. Meeting Type: Annual For holders as of: April 11, 2011 Date: June 9, 2011 Time: 9:30 a.m. EDT Location: Latham & Watkins LLP 885 Third Avenue New York, NY 10022 You are receiving this communication because you hold US AIRWAYS GROUP, INC. shares in the above named company. 111 WEST RIO SALADO PARKWAY TEMPE, AZ 85281 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail upon request. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. -P08043 See the reverse side of this notice to obtain M34353 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request on or before May 26, 2011: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box M34354-P08043 marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items A ELECTION OF DIRECTORS THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1. 1. Nominees to hold office until the 2014 Annual Meeting and until their respective successors have been duly elected and qualified: 1a. Bruce R. Lakefield 1b. W. Douglas Parker B RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2. 2. Ratify the appointment of KPMG LLP to serve as independent registered public accounting firm for the fiscal year ending December 31, 2011. C APPROVAL OF THE 2011 INCENTIVE AWARD PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3. 3. Approve the 2011 Incentive Award Plan. D ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4. 4. Approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the proxy statement. E FREQUENCY OF ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ONE YEAR FOR PROPOSAL 5. 5. Approve, on a non-binding, advisory basis, the frequency with which a non-binding, advisory vote of stockholders will be held to approve the compensation of our named executive officers. F STOCKHOLDER PROPOSAL. THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 6. 6. Stockholder proposal relating to cumulative voting. P08043 -M34355